Restructuring Costs	9 Months Ended
Sep. 30, 2024
Restructuring and Related Activities [Abstract]
Restructuring Costs
13. Restructuring Costs
In January 2024, the Company’s board of directors approved a RIF of approximately 95% of the Company’s employee base in order to reduce costs and preserve capital in light of the announcement on December 22, 2023 that the Company is discontinuing its three global Phase 3 posoleucel studies. The Company communicated the RIF to affected employees in January 2024.
The RIF was primarily completed during the first quarter of 2024 and was substantially completed by April 15, 2024. As a result of these actions, the Company recorded restructuring costs of $0.1 million and $10.1 million for the three and nine months ended September 30, 2024, respectively, consisting primarily of employee severance, continuing healthcare benefits and other employee-related costs. Restructuring costs associated with one-time
termination benefits were recorded pursuant to ASC 420. Cash payments related to the restructuring costs are substantially complete as of September 30, 2024 with remaining cash payments anticipated to be completed by the first half of 2025.

The following table presents the details of the Company’s restructuring liability, which is included in accrued expenses on the consolidated balance sheet at September 30, 2024 as follows:

(in thousands)	Restructuring Liability
Balance at December 31, 2023	$—
Restructuring charges	10,059
Cash payments	9,939

Balance at September 30, 2024	$120